SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Small Cap Value Fund,

Segall Bryant & Hamill Small Cap Growth Fund,

Segall Bryant & Hamill Small Cap Core Fund,

Segall Bryant & Hamill All Cap Fund,

Segall Bryant & Hamill Emerging Markets Fund,

Segall Bryant & Hamill International Small Cap Fund,

Segall Bryant & Hamill Fundamental International Small Cap Fund,

Segall Bryant & Hamill Global All Cap Fund,

Segall Bryant & Hamill Workplace Equality Fund,

Segall Bryant & Hamill Short Term Plus Fund,

Segall Bryant & Hamill Plus Bond Fund,

Segall Bryant & Hamill Quality High Yield Fund,

Segall Bryant & Hamill Municipal Opportunities Fund, and

Segall Bryant & Hamill Colorado Tax Free Fund

Supplement dated October 6, 2022 to the

Statement of Additional Information (“SAI”)

dated May 1, 2022

The SAI is hereby amended as follows:

The biographical information reported for Thomas J. Abood in the Trustees and Officers table included in the section titled “Management of the Funds” on page 46 of the SAI is replaced with the following:

Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)
Thomas J. Abood Birth Year 1963 Trustee: Since November 1, 2018

▪ Previously, Chief Executive Officer and Director, EVO Transportation & Energy Services, Inc., September 2019 to September 2022 (CEO) and 2016 to October 2022 (Director).

▪ Board Member, Perception Capital Corp II, Inc, March 2021 to present (member and Chair of Compensation Committee);

▪ Director, NELSON Worldwide LLC, May 2018 to present;

▪ Board Member and Past Chair of Board, Citation Jet Pilots, Inc., October 2016 to present (Board member) and October 2019 to October 2020 (Chair);

Former Director of EVO Transportation and Energy Services, Inc. (2016 to October 2022) Board Member of Perception Capital Corp II, Inc., March 2021 to present (member and

Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)

▪ Board Member and Past Chair, MacPhail Center for Music Education, September 2011 to July 2021 (Board Member), July 2018 to July 2020 (Chair);

▪ Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to July 2021 (member), July 2014 to July 2021 (Chair);

▪ Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016 (Board Member) and 2014 to 2015 (Chair);

▪ Board Member and Past President, The Minikahda Club, November 2008; November 2011; November 2015 to November 2017 (Board Member) 2016 (President).

Chair of Compensation Committee)

*	As of the date of this SAI, the Trustees of the Trust oversee fourteen Segall Bryant & Hamill Funds.

[1]	Each trustee may be contacted by writing to the trustee, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

[3]	The Fund Complex includes funds with a common investment adviser or sub-advisor which is an affiliated person. As of December 31, 2021, there were twenty-seven funds in the Fund Complex: the fourteen Segall Bryant & Hamill Funds offered to the public, PartnerSelect SBH Focused Small Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund, and Mainstay VP Small Cap Growth Portfolio which are also advised by Segall Bryant & Hamill, LLC. Barrett Growth Fund and Barrett Opportunity Fund, advised by Barrett Asset Management, LLC; Cabana Target Leading Sector Aggressive ETF, Cabana Target Leading Sector Moderate ETF, Cabana Target Leading Sector Conservative ETF, Cabana Target Drawdown 5 ETF, Cabana Target Drawdown 7 ETF, Cabana Target Drawdown 10 ETF, Cabana Target Drawdown 13 ETF and Cabana Target Drawdown 16 ETF, advised by Cabana, LLC.

[4]	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The biographical information reported for Thomas J. Abood as included in the section titled “Additional Information About the Trustees’ Qualifications and Experience” on page 49 of the SAI is replaced with the following:

Thomas J. Abood

Mr. Abood has been an Independent Trustee of the Trust since November 29, 2018. He previously served as Chief Executive Officer and a Director of EVO Transportation & Energy Services, Inc., a public reporting trucking company that provides transportation services to the United States Postal Service and other freight customers. Mr. Abood also serves as a Director of NELSON Worldwide LLC, a privately held architectural, interior design, engineering and brand consulting services firm and is on the board of Perception Capital Corp II, Inc which is a Special Purpose Acquisition Company (SPAC) which focuses on B2B technology. Mr. Abood also is past Chair of the Reorganization Task Force of the Archdiocese of St. Paul and Minneapolis where he directly supervised and managed the bankruptcy reorganization of the archdiocese. Mr. Abood held various positions at Dougherty Financial Group (“DFG”), a financial services holding company, from 1994 to 2014, including Director, Executive Vice President, General Counsel and Secretary. He was responsible for leading DFG’s investment management platform consisting of several independent investment management business. He was selected to serve as a Trustee of the Trust based on his experience in the investment management and financial services industries.

The Trustee Ownership of Fund Shares table on pages 51 and 52 is amended with regard to the share ownership reported for John A. DeTore as of December 31, 2021 as reflected below.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
John A. DeTore

Segall Bryant & Hamill Small Cap Value Fund –

$10,0001 - $50,000

Segall Bryant & Hamill Small Cap Growth Fund –

$10,001 - $50,000

Segall Bryant & Hamill Fundamental International Small Cap Fund - $10,001 - $50,000

Segall Bryant & Hamill Quality High Yield Fund –

$10,001 - $50,000

Segall Bryant & Hamill Municipal Opportunities Fund - $50,001 - $100,000

All other Funds: None

Over $100,000

In addition, the paragraph immediately following the Trustee Ownership of Fund Shares table on page 52 is amended as reflected below.

As of April 1, 2022, the Trustees and officers of the Trust, as a group, owned approximately: 1.60% of the outstanding shares of the Segall Bryant & Hamill Small Cap Value Fund (Retail Class), 1.53% of the outstanding shares of the Segall Bryant & Hamill Small Cap Core Fund (Retail Class), 9.21% of the outstanding shares of the Segall Bryant & Hamill All Cap Fund (Retail Class), 7.17% of the outstanding shares of the Segall Bryant & Hamill Emerging Markets Fund (Retail Class), 1.40% of the outstanding shares of the Segall Bryant & Hamill Emerging Markets Fund (Institutional Class), 1.16% of the outstanding shares of the Segall Bryant & Hamill International Small Cap Fund (Retail Class), and 43.17% of the outstanding shares of the Segall Bryant & Hamill Global All Cap Fund (Institutional Class).

Please retain this supplement with your Statement of Additional Information.